                                                                   EXHIBIT 10.10

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                               AVANEX CORPORATION

                           FIRST AMENDED AND RESTATED
                   SERIES A PREFERRED, SERIES B PREFERRED AND
                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

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                       SERIES A CLOSING: FEBRUARY 10, 1998
                         SERIES B CLOSING: JUNE 29, 1998
                       SERIES C CLOSING: FEBRUARY 19, 1999
                    SERIES C SECOND CLOSING: MARCH 25, 1999

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
                                TABLE OF CONTENTS
                                                                                                                   Page
                                                                                                                   ----

SECTION  1        Authorization and Sale of Preferred Stock...........................................................2
         1.1      Authorization.......................................................................................2
         1.2      Sale of the Shares..................................................................................2
         1.3      Additional Sale(s) of Preferred Stock...............................................................2

SECTION  2        Closing Date; Delivery..............................................................................3
         2.1      Closing Date........................................................................................3
         2.2      Delivery............................................................................................4

SECTION  3        Representations and Warranties of the Company.......................................................4
         3.1      Organization and Standing; Qualification............................................................4
         3.2      Corporate Power.....................................................................................5
         3.3      Subsidiaries........................................................................................5
         3.4      Capitalization......................................................................................5
         3.5      Authorization.......................................................................................5
         3.6      Title to Properties and Assets; Liens, etc..........................................................6
         3.7      Patents, Trademarks, etc............................................................................6
         3.8      Agreements..........................................................................................6
         3.9      Material Contracts and Commitments..................................................................7
         3.10     Compliance with Other Instruments, None Burdensome, etc.............................................7
         3.11     Litigation, etc.....................................................................................7
         3.12     Employees...........................................................................................7
         3.13     Employee Agreements.................................................................................8
         3.14     No Conflict of Interest.............................................................................8
         3.15     No Financial Statements.............................................................................8
         3.16     Insurance...........................................................................................8
         3.17     Qualified Small Business Stock......................................................................8
         3.18     Registration Rights.................................................................................8
         3.19     Governmental Consent, etc...........................................................................9
         3.20     Permits.............................................................................................9
         3.21     Environmental and Safety Laws.......................................................................9
         3.22     Brokers or Finders..................................................................................9
         3.23     Disclosures.........................................................................................9
         3.24     Employee Benefit Plans..............................................................................9
         3.25     Minute Books.......................................................................................10

SECTION  4        Representations and Warranties of the Purchasers...................................................10
         4.1      Investment Representations and Covenants of the Purchasers.........................................10
         4.2      No Public Market...................................................................................11
         4.3      Receipt of Information.............................................................................11
         4.4      Authorization......................................................................................12


                                      -i-
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
         4.5      Consents...........................................................................................12
SECTION  5        Conditions to Obligations of Purchasers in the Series A Closing....................................12
         5.1      Representations and Warranties Correct.............................................................12
         5.2      Covenants..........................................................................................12
         5.3      Employees..........................................................................................12
         5.4      Opinion of Company's Counsel.......................................................................13
         5.5      Compliance Certificate.............................................................................13
         5.6      Blue Sky...........................................................................................13
         5.7      Board of Directors.................................................................................13
         5.8      Restated Articles..................................................................................13
         5.9      No Material Adverse Change.........................................................................13
         5.10     Shareholder Rights Agreement.......................................................................13
         5.11     Co-Sale Agreement..................................................................................13
         5.12     Voting Agreement...................................................................................13

SECTION  6        Conditions to the Obligations of Purchasers in the Series B Closing................................14
         6.1      Representations....................................................................................14
         6.2      Covenants..........................................................................................14
         6.3      Compliance Certificate.............................................................................14
         6.4      Fulfillment of Series B Milestones.................................................................14
         6.5      Opinion of Company's Counsel.......................................................................14

SECTION  7        Conditions to the Obligations of Purchasers in each Series C Closing...............................14
         7.1      Representations....................................................................................14
         7.2      Covenants..........................................................................................15
         7.3      Compliance Certificate.............................................................................15
         7.4      Certificate of Amendment...........................................................................15
         7.5      No Material Adverse Change.........................................................................15
         7.6      Shareholder Rights Agreement.......................................................................15
         7.7      Co-Sale Agreement..................................................................................15
         7.8      Voting Agreement...................................................................................15
         7.9      Fulfillment of Series C Milestones.................................................................15
         7.10     Opinion of Company's Counsel.......................................................................15

SECTION  8        Conditions to the Obligations of the Company in the Series A Closing...............................16
         8.1      Representations....................................................................................16
         8.2      Blue Sky...........................................................................................16
         8.3      Shareholder Rights Agreement.......................................................................16
         8.4      Legal Matters......................................................................................16

SECTION  9        Conditions to the Obligations of the Company in the Series B Closing...............................16
         9.1      Representations....................................................................................16
         9.2      Blue Sky...........................................................................................16

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
         9.3      Legal Matters......................................................................................16
SECTION  10       Conditions to the Obligations of the Company in each Series C Closing..............................17
         10.1     Representations....................................................................................17
         10.2     Blue Sky...........................................................................................17
         10.3     Shareholder Rights Agreement.......................................................................17
         10.4     Voting Agreement...................................................................................17
         10.5     Legal Matters......................................................................................17

SECTION  11       Miscellaneous......................................................................................17
         11.1     Governing Law......................................................................................17
         11.2     Survival...........................................................................................17
         11.3     Successors and Assigns.............................................................................17
         11.4     Entire Agreement; Amendment........................................................................18
         11.5     Notices, etc.......................................................................................18
         11.6     Delays or Omissions................................................................................18
         11.7     California Corporate Securities Law................................................................18
         11.8     Expenses...........................................................................................19
         11.9     Finder's Fee.......................................................................................19
         11.10    Counterparts.......................................................................................19
         11.11    Severability.......................................................................................19
         11.12    Gender.............................................................................................19
         11.13    Headings...........................................................................................19

EXHIBITS
--------
         A.       Schedule of Purchasers
         B.       First Amended and Restated Articles of Incorporation
         C.       Schedule of Exceptions
         D.       First Amended and Restated Shareholder Rights Agreement
         E.       First Amended and Restated Co-Sale Agreement
         F.       First Amended and Restated Voting Agreement
         G.       Form of Opinion of Wilson Sonsini Goodrich & Rosati
         H.       Series B Preferred and Series C Preferred Milestones
         I.       Certificate of Amendment to the First Amended and
                  Restated Articles of Incorporation

                               AVANEX CORPORATION


                           FIRST AMENDED AND RESTATED
                   SERIES A PREFERRED, SERIES B PREFERRED AND
                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT


         This First Amended and Restated Series A Preferred, Series B Preferred and Series C Preferred Stock Purchase Agreement (this "Agreement") is made as of February 19, 1999, by and among Avanex Corporation, a California corporation (the "Company"), with its principal office at 42501 Albrae Avenue, Fremont, California 94538, and the persons and entities listed on the Schedule of Purchasers attached as Exhibit A hereto (the "Purchasers").

                                    Recitals

         A. The Company and certain of the Purchasers entered into that certain Series A Preferred, Series B Preferred and Series C Preferred Stock Purchase Agreement on February 10, 1998 (the "Prior Purchase Agreement").

         B. Pursuant to the Prior Purchase Agreement, the Company sold 4,530,080 shares of Series A Preferred Stock of the Company to certain Purchasers on February 10, 1998, and, after the Company had met certain conditions set forth in the Prior Purchase Agreement, the Company sold 6,296,744 shares of Series B Preferred Stock of the Company to certain Purchasers on June 29, 1998.

         C. The Prior Purchase Agreement provided for, among other things, the issuance and sale, upon the Company meeting certain milestones set forth in the Prior Purchase Agreement, of up to 7,350,000 of the Company's Series C Preferred Stock to certain of the Purchasers.

         D. The parties to the Prior Purchase Agreement wish to increase the number of shares of Series C Preferred Stock of the Company authorized for sale and issuance by 3,500,000 shares from 7,350,000 to 10,850,000 shares in order to permit additional investors to become Purchasers under this Agreement.

         E. The parties to the Prior Purchase Agreement wish to amend, restate and supersede the Prior Purchase Agreement in its entirety and to accept the terms and conditions of this Agreement in lieu of the Prior Purchase Agreement.

         NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Purchasers and the Company hereby agree as follows:


                                    SECTION 1

                    Authorization and Sale of Preferred Stock

         1.1      Authorization.

                  (a) Series A Preferred Stock. The Company has, or before the Series A Closing Date (as that term is hereinafter defined) will have, authorized the sale and issuance of up to 4,600,000 shares of its Series A Preferred Stock ("Series A Preferred" or, together with the shares of Series B Preferred Stock described in Section 1.1(b) below and Series C Preferred Stock described in Section 1.1(c) below, the "Shares") and up to 4,600,000 shares of Common Stock issuable upon conversion of the Series A Preferred pursuant to the First Amended and Restated Articles of Incorporation of the Company, as amended, in the form attached hereto as Exhibit B (the "Restated Articles"). The Series A Preferred shall be sold for a purchase price of $0.223 per share.

                  (b) Series B Preferred Stock. The Company has, or before the Series A Closing Date (as that term is hereinafter defined) will have, authorized the sale and issuance of up to 6,350,000 shares of its Series B Preferred Stock ("Series B Preferred" or, as described in Section 1.1(a) above, the "Shares") and up to 6,350,000 shares of Common Stock issuable upon conversion of the Series B Preferred pursuant to the Restated Articles. The Series B Preferred shall be sold for a purchase price of $0.40 per share.

                  (c) Series C Preferred Stock. The Company has, or before the Series C Closing Date (as that term is hereinafter defined) will have, authorized the sale and issuance of up to 10,850,000 shares of its Series C Preferred Stock ("Series C Preferred" or, as described in Section 1.1(a) above, the "Shares") and up to 10,850,000 shares of Common Stock issuable upon conversion of the Series C Preferred pursuant to the Restated Articles, as amended by the Certificate of Amendment to the Restated Articles (the "Certificate of Amendment") in the form attached hereto as Exhibit I. The Series C Preferred shall be sold for a purchase price of $0.756 per share.

         1.2 Sale of the Shares. Subject to the terms and conditions hereof, the Company will issue and sell to each of the Purchasers, and the Purchasers will severally buy from the Company, the number of shares (the "Shares") of Series A Preferred, Series B Preferred and Series C Preferred specified opposite each Purchaser's name on the Schedule of Purchasers, at the aggregate purchase price set forth therein. The Company's agreements with each of the Purchasers are separate agreements, and the sales of the Shares to each of the Purchasers are separate sales.

         1.3 Additional Sale(s) of Preferred Stock. Any of the authorized shares of Preferred Stock not sold at the Series A Closing, Series B Closing or Series C Closing, as defined below, may be sold to one or more additional purchasers at a subsequent closing(s) to be held at any time before ninety (90) days after the applicable Closing Date without any further action or approval of the other parties to this Agreement, provided that each such purchaser agrees to be bound by the terms hereof as a "Purchaser" hereunder and provided further that any such sale or sales be on terms identical to the terms contained in this Agreement, and each subsequent Purchaser shall become a party to this Agreement (and Exhibit A hereto shall be amended to include such subsequent Purchaser) and to that certain First Amended and Restated Shareholder Rights Agreement dated as of the date hereof by and among the Purchasers and the Company, in the form attached hereto as Exhibit D (the "Shareholder Rights Agreement"); and to that certain First Amended and Restated Voting Agreement dated as of the date hereof by and among the Company, the Purchasers and the Founders, the form of which is attached hereto as Exhibit F (the "Voting Agreement"); and that certain First Amended and Restated Co-Sale Agreement dated as of the date hereof by and among the Company, certain of the Purchasers, and the Founders named therein, the form of which is attached hereto as Exhibit E (the "Co-Sale Agreement,") (and together with the Shareholder Rights Agreement and the Voting Agreement, the "Ancillary Agreements"), and shall have the rights and obligations of a Purchaser hereunder and thereunder. The shares of Preferred Stock sold at such additional closing(s) shall be deemed to be "Shares" hereunder and the purchasers thereof shall be deemed to be "Purchasers" hereunder. The subsequent closings shall take place at Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, at 10:00 a.m., local time, or at such other times and places as the Company and Purchasers acquiring in the aggregate more than a majority of the shares of Series C Preferred Shares sold pursuant hereto at such Closing mutually agreed upon orally or in writing (which each time and place are designated as a "Closing").


                                    SECTION 2

                             Closing Date; Delivery

         2.1      Closing Date.

                  (a) Series A Closing Date. The closing of the purchase and sale of the Series A Preferred shall be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, at 10:00 a.m., local time, on or prior to February 10, 1998, or at such other time and place upon which the Company and the Purchasers shall agree (which time and place shall be referred to as the "Series A Closing" and the date of the Series A Closing is hereinafter referred to as the "Series A Closing Date").

                  (b) Series B Closing Date. In addition, within ten (10) business days following delivery of notice by the Company that the conditions set forth in Section 6 below have been satisfied, the closing of the purchase and sale of the Series B Preferred shall be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California (which time and place shall be referred to as the "Series B Closing" and the date of the Series B Closing is hereinafter referred to as the "Series B Closing Date"). Such Series B Closing shall be held on such date and at such time as the parties agree and absent such agreement, on the tenth (10th) business day following delivery of the foregoing described notice at 10:00 a.m., local time.

                  (c) Series C Closing Date. Provided that the conditions set forth in Section 7 below have been satisfied, the first closing of the purchase and sale of the Series C Preferred shall be held on or prior to February 19, 1999, or at such other time and place upon which the Company and the Purchasers shall agree. The second closing of the purchase and sale of the Series C Preferred Shall be held on or prior to March 25, 1999, or at such other time and place upon which the Company and the

Purchasers shall agree. Such time and place for the first closing, the second closing and any subsequent closing(s) are each referred to individually herein as a "Series C Closing," and the date of each such Series C Closing is hereinafter referred to individually herein as a "Series C Closing Date").

                  (d) The Series A Closing, the Series B Closing and the Series C Closing shall sometimes be referred to individually herein as a "Closing."

         2.2      Delivery.

                  (a) Series A Preferred. At the Series A Closing, the Company will issue to each Purchaser a certificate or certificates registered in such Purchaser's name as set forth on the Schedule of Purchasers attached hereto as Exhibit A, representing the number of shares of Series A Preferred set forth opposite such Purchaser's name on such Schedule of Purchasers against payment of the purchase price therefor. Such payment shall be by check or wire transfer payable to the Company or by the cancellation of outstanding indebtedness.

                  (b) Series B Preferred. At the Series B Closing, the Company will issue to each Purchaser a certificate or certificates registered in such Purchaser's name as set forth on the Schedule of Purchasers attached hereto as Exhibit A, representing the number of shares of Series B Preferred set forth opposite such Purchaser's name on such Schedule of Purchasers against payment of the purchase price therefor. Such payment shall be by check or wire transfer payable to the Company or by the cancellation of outstanding indebtedness.

                  (c) Series C Preferred. At the Series C Closing, the Company will issue to each Purchaser a certificate or certificates registered in such Purchaser's name as set forth on the Schedule of Purchasers attached hereto as Exhibit A, representing the number of shares of Series C Preferred set forth opposite such Purchaser's name on such Schedule of Purchasers against payment of the purchase price therefor. Such payment shall be by check or wire transfer payable to the Company or by the cancellation of outstanding indebtedness.


                                    SECTION 3

                  Representations and Warranties of the Company

         Except as set forth on the Schedule of Exceptions attached as Exhibit C hereto, the Company hereby represents and warrants to the Purchasers as follows:

         3.1 Organization and Standing; Qualification. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Company has requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is not qualified to do business as a foreign corporation in any jurisdiction and such qualification is not presently required.

         3.2 Corporate Power. The Company will have at the Closing Date all requisite legal and corporate power to execute and deliver this Agreement, the Shareholder Rights Agreement, the Co-Sale Agreement and the Voting Agreement, to sell, issue and deliver the Shares hereunder, to issue the Common Stock issuable upon conversion of the Shares (the "Conversion Shares") and to carry out and perform its obligations under the terms of this Agreement, the Shareholder Rights Agreement, the Co-Sale Agreement and the Voting Agreement.

         3.3 Subsidiaries. The Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any other corporation, association or business entity.

         3.4 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, of which 4,980,000 shares are issued and outstanding, 4,600,000 shares of Series A Preferred Stock ("Series A Preferred"), 4,530,080 of which are issued and outstanding prior to the Series C Closing Date, 6,350,000 shares of Series B Preferred Stock ("Series B Preferred"), 6,296,744 of which are issued and outstanding prior to the Series C Closing Date, and 10,850,000 shares of Series C Preferred, none of which are issued or outstanding prior to the Series C Closing Date. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all applicable federal and state securities laws. The Company has reserved (i) 4,600,000 shares of Common Stock for issuance upon conversion of the Series A Preferred, 6,350,000 shares of Common Stock for issuance upon conversion of the Series B Preferred, and 10,850,000 shares of Common Stock for issuance upon conversion of the Series C Preferred and (ii) 10,200,000 shares of Common Stock for issuance to employees pursuant to the Company's 1998 Stock Plan, 4,510,501 of which are subject to outstanding options, and 2,709,499 of which remain available for future grant. The Series A Preferred, Series B Preferred and Series C Preferred shall have the rights, preferences, privileges and restrictions set forth in the Restated Articles. Except as set forth in Exhibit C hereto, and as set forth in the Shareholder Rights Agreement, there are no options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of capital stock or other securities of the Company. Except for the Shareholders Rights Agreement, the Company is not a party or subject to any agreement or understanding which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company. Assuming the accuracy of each Purchaser's representations in Section 4 below, upon issuance in accordance with this Agreement and the Company's Restated Articles, the Shares will have been issued in compliance with all federal and state securities laws.

         3.5 Authorization. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement, the Shareholder Rights Agreement, the Co-Sale Agreement and the Voting Agreement by the Company, the authorization, sale, issuance and delivery of the Shares (and the Conversion Shares) and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement, the Shareholder Rights Agreement, the Co-Sale Agreement and the Voting Agreement, when executed and delivered by the Company, shall constitute the valid and binding obligations of the Company enforceable in accordance with their respective terms. The Shares, when issued in compliance with the provisions of this Agreement and the Company's Restated Articles, will be duly and validly issued, fully paid and nonassessable. The Common Stock issuable upon conversion of the Shares has been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Company's Restated Articles, will be duly and validly issued, fully paid and nonassessable.

         3.6 Title to Properties and Assets; Liens, etc. The Company has good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) the lien of current taxes not yet due and payable, and (ii) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company, and which have not arisen otherwise than in the ordinary course of business.

         3.7 Patents, Trademarks, etc. The Company owns or has the right to use, free and clear of all liens, charges, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses and proprietary rights necessary to its business as now conducted, and is not infringing upon or otherwise acting adversely to the right or claimed right of, to the Company's knowledge, any person under or with respect to any of the foregoing. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as currently proposed, would violate any patent, trademark, service mark, trade name, copyright or trade secret or other proprietary right of any other person or entity. To the Company's knowledge, after reasonable investigation, none of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as currently proposed to be conducted. Neither the execution nor delivery of this Agreement, the Shareholders Rights Agreement or the Co-Sale Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as currently proposed to be conducted, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe, after reasonable investigation, that it is or will be necessary to utilize any inventions of any of the Company's employees (or people it currently intends to hire) made prior to their employment by the Company.

         3.8 Agreements. There are no agreements, understandings, instruments, contracts or transactions currently in negotiation, which the Company is a party that may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $10,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or (iii) indemnification by the Company with respect to infringements of proprietary rights.

         3.9 Material Contracts and Commitments. Neither the Company, nor, to the knowledge of the Company, any third party is in default under any material contract, agreement or instrument to which the Company is a party.

         3.10 Compliance with Other Instruments, None Burdensome, etc. The Company is not in violation of any term of its Restated Articles or Bylaws, or in any material respect of any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree to which it is a party, and the Company is not in violation of any federal or state judgment, order, statute, law, rule or regulation applicable to the Company, which violation would have a material adverse effect on the Company's business. The execution, delivery and performance of and compliance with this Agreement, the Shareholder Rights Agreement and the Co-Sale Agreement and the issuance of the Shares and the Conversion Shares, will not result in any violation of, or conflict with, or constitute a default under, any material contract, agreement, instrument or mortgage, or any pledge, lien, encumbrance or charge upon any of the properties or assets of the Company; and there is no such violation or default or event which, with the passage of time or giving of notice or both, would constitute a violation or default which materially and adversely affects the business of the Company or any of its properties or assets.

         3.11 Litigation, etc. There are no actions, suits, proceedings or investigations pending against the Company or its properties before any court or governmental agency (nor, to the Company's knowledge, is there any threat thereof or basis therefor), which, either in any case or in the aggregate, would result in any material adverse change in the business or financial condition of the Company or any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company, and none which questions the validity of this Agreement, the Shareholders Rights Agreement or the Co-Sale Agreement, or any action taken or to be taken in connection herewith or therewith. The foregoing includes, without limitation, any action, suit, proceeding, or investigation pending or, to the Company's knowledge, currently threatened involving the prior employment of any of the Company's employees, such employees' use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, such employees' obligations under any agreements with prior employers, or negotiations by the Company with potential backers of, or investors in, the Company or its proposed business. The Company is not a party to, or to its knowledge, named in any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit or proceeding by the Company currently pending or that the Company currently intends to initiate.

         3.12 Employees. To the Company's knowledge, no employee of the Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of any such employee with the Company or any other party because of the nature of the business conducted or to be conducted by the Company. The Company does not have any collective bargaining agreements covering any of its employees. The employment of each officer and employee of the Company is terminable at the will of the Company.

         3.13 Employee Agreements. Each person presently employed by the Company has executed (or will execute by the Closing Date) an Employment, Confidential Information and Invention Assignment Agreement in the form previously provided to or made available to the Purchasers. To the Company's knowledge, neither the execution, delivery or performance of such agreements, nor the carrying on of the Company's business as employees by such persons, nor the conduct of the Company's business as currently proposed will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any of such persons is now obligated.

         3.14 No Conflict of Interest. The Company is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. To the Company's knowledge, none of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or shareholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of ) any publicly traded companies that may compete with the Company. To the Company's knowledge, none of the Company's officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         3.15 No Financial Statements. The Company has not prepared any balance sheet, income statement, statement of changes in financial position and shareholders' equity or other financial statement and has kept its financial records on a cash basis since the Company's incorporation on October 24, 1997.

         3.16 Insurance. The Company has, or within 30 days following the Closing, will have in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

         3.17 Qualified Small Business Stock. The Company represents and warrants to the Purchasers that, to the best of its knowledge, the Shares should qualify as "Qualified Small Business Stock" as defined in Section 1202(c) of the Internal Revenue code of 1986, as amended as of the date hereof.

         3.18 Registration Rights. Except as set forth in the Shareholder Rights Agreement, the Company is not currently under any obligation to register under the Securities Act of 1933, as amended (the "Securities Act") any of its presently outstanding securities or any of its securities which may hereafter be issued.

         3.19 Governmental Consent, etc. No consent, approval, qualification or authorization of, or designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, the Shareholder Rights Agreement and the Co-Sale Agreement, or the offer, sale or issuance of the Shares (and the Conversion Shares), or the consummation of any other transaction contemplated hereby, except (a) filing of the Restated Articles in the office of the Secretary of State of the State of California, and
(b) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares (and the Conversion Shares) under the California Corporate Securities Law and other applicable Blue Sky laws, which filing and qualification, if required, will be accomplished in a timely manner prior to or promptly upon completion of the Closing.

         3.20 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties or financial condition of the Company and believes it can obtain without undue burden or expense, any similar authority for the conduct of its business as currently planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

         3.21 Environmental and Safety Laws. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

         3.22 Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         3.23 Disclosures. No representation, warranty or statement by the Company in this Agreement, or in any written statement or certificate furnished to the Purchasers pursuant to this Agreement, contains any untrue statement of a material fact or, when taken together, omits to state a material fact necessary to make the statements made herein, in light of the circumstances under which they were made, not misleading. However, as to any projections furnished to the Purchasers, such projections were prepared in good faith by the Company, but the Company makes no representation or warranty that it will be able to achieve such projections. The Company has fully provided each Purchaser with all the information that such Purchaser has requested for deciding whether to purchase the Shares.

         3.24 Employee Benefit Plans. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

         3.25 Minute Books. The minute books of the Company made available to the Purchasers contain summaries of all meetings of directors and shareholders since the time of incorporation.

                                    SECTION 4

                Representations and Warranties of the Purchasers

         Each Purchaser hereby represents and warrants to the Company with respect to its purchase of the Shares as follows:

         4.1      Investment Representations and Covenants of the Purchasers.

                  (a) This Agreement is made by the Company with each Purchaser in reliance upon such Purchaser's representations and covenants made in this
Section 4, which by its execution of this Agreement each Purchaser hereby confirms. Each Purchaser represents that the Shares to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting any participation in or otherwise distributing the same. Each Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares or any Common Stock acquired on conversion thereof.

                  (b) Each Purchaser understands and acknowledges that the offering of the Shares pursuant to this Agreement will not, and any issuance of Common Stock on conversion thereof may not, be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt pursuant to Section 4(2) or Section 3(b) of the Securities Act, and that the Company's reliance on such exemption is predicated on the Purchasers' representations set forth herein.

                  (c) Each Purchaser covenants that in no event will it make any disposition of any of the Shares, or any Conversion Shares acquired upon the conversion thereof, except in accordance with Section 4 of the Shareholder Rights Agreement.

                  (d) Each Purchaser represents that it is experienced in evaluating recently organized, high technology companies such as the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company, and has the ability to bear the economic risks of the investment.

                  (e) Each Purchaser acknowledges and understands that the Shares, and any Conversion Shares, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and that, except as otherwise provided in the Shareholder Rights Agreement, the Company is under no obligation to register either the Shares or Conversion Shares.

                  (f) Each Purchaser acknowledges that it has received and reviewed a copy of Rule 144 promulgated under the Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. Each Purchaser understands that before the Shares, or any Conversion Shares, may be sold under Rule 144, the following conditions must be fulfilled, except as otherwise described below: (i) certain public information about the Company must be available, (ii) the sale must occur at least one year after the later of the date the Shares were sold by the Company or the date they were sold by an affiliate of the Company, (iii) the sale must be made in a broker's transaction and (iv) the number of Shares sold must not exceed certain volume limitations. If, however, the sale occurs at least two years after the Shares were sold by the Company or an affiliate of the Company, and if the Purchaser is not an affiliate of the Company, the foregoing conditions will not apply. Each Purchaser understands that the current information referred to above is not now available and the Company has no present plans to make such information available.

                  (g) Each Purchaser acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of its stock. Each Purchaser understands that although Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

                  (h) Each Purchaser covenants that, in the absence of an effective registration statement covering the stock in question, it will sell, transfer, or otherwise dispose of the Shares and any Conversion Shares only in a manner consistent with its representations and covenants set forth in this
Section 4. In connection therewith each Purchaser acknowledges that the Company shall make a notation on its stock books regarding the restrictions on transfer set forth in this Section 4 and shall transfer shares on the books of the Company only to the extent not inconsistent therewith.

                  (i) Each Purchaser represents that it is an "accredited investor" as defined in Rule 501 pursuant to the Securities Act.

         4.2 No Public Market. Each Purchaser understands that no public market now exists for any of the securities issued by the Company and that it is unlikely that a public market will ever exist for the Shares.

         4.3 Receipt of Information. Each Purchaser has received and reviewed this Agreement and all Exhibits hereto; it, its attorney and its accountant have had access to, and an opportunity to review all documents and other materials requested of the Company; it and they have been given an opportunity to ask any and all questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to evaluate the suitability of an investment in the Shares; and, in evaluating the suitability of an investment in the Shares, it and they have not relied upon any representations or other information (whether oral or written) other than as set forth in the documents and answers referred to above. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Purchasers to rely thereon.

         4.4 Authorization. Each of the Purchasers has the full right, power and authority to enter into and perform the Purchasers' obligations under this Agreement, the Shareholder Rights Agreement and the Co-Sale Agreement, and this Agreement and the Shareholder Rights Agreement and the Co-Sale Agreement constitute valid and binding obligations of the Purchaser enforceable in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditor's rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent that the indemnification provisions set forth in the Shareholder Rights Agreement may be limited by applicable laws.

         4.5 Consents. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement, the Shareholder Rights Agreement or the Co-Sale Agreement.


                                    SECTION 5

         Conditions to Obligations of Purchasers in the Series A Closing

         The Purchasers' obligations to purchase the Series A Preferred at the Series A Closing are, at the option of each Purchaser, subject to the fulfillment on or prior to the Series A Closing Date of each of the following conditions:

         5.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made and shall be true and correct on and as of the Series A Closing Date with the same force and effect as if they had been made on and as of said date.

         5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Series A Closing Date shall have been performed or complied with in all material respects.

         5.3 Employees. Simon Cao, Jessy Chao and Paul Jiang shall have become employees of the Company prior to the Series A Closing Date and entered into Employment, Confidential Information, Invention Assignment and Arbitration Agreements with the Company.

         5.4 Opinion of Company's Counsel. The Purchasers shall have received from Wilson Sonsini Goodrich & Rosati, counsel to the Company, an opinion addressed to them, dated the Series A Closing Date, in substantially the form of Exhibit G.

         5.5 Compliance Certificate. The Company shall have delivered to the Purchasers a certificate executed by the President of the Company, dated the Series A Closing Date, and certifying to the fulfillment of the conditions specified in Sections 5.1, 5.2, and 5.9 of this Agreement, and that he has made, or caused to be made, such investigations as he deemed necessary in order to permit him to verify the accuracy of the information set forth in such certificate.

         5.6 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Series A Preferred and the Common Stock issuable upon conversion of the Series A Preferred.

         5.7 Board of Directors. On or before the Closing, the Bylaws of the Company shall provide for a flexible number of directors from four to seven and fixing the current number of directors at seven. The Board of Directors shall at the Closing consist of Michael Goguen, Seth Neiman, Todd Brooks, Simon Cao, Jessy Chao and two vacancies.

         5.8 Restated Articles. The Restated Articles shall have been filed with the Secretary of State of the State of California.

         5.9 No Material Adverse Change. There shall have been no material adverse change in the Company's business or financial condition.

         5.10 Shareholder Rights Agreement. The Purchasers and the Company shall have executed that certain Shareholder Rights Agreement dated February 10, 1998, pursuant to the Prior Purchase Agreement.

         5.11 Co-Sale Agreement. The Purchasers and the Company shall have executed that certain Co-Sale Agreement dated February 10, 1998, pursuant to the Prior Purchase Agreement.

         5.12 Voting Agreement. The Company, Simon Cao, Jessy Chao and Paul Jiang shall have executed that certain Voting Agreement dated February 10, 1998, pursuant to the Prior Purchase Agreement.


                                    SECTION 6

       Conditions to the Obligations of Purchasers in the Series B Closing

         The Purchasers' obligations to purchase the Series B Preferred at the Series B Closing are, at the option of Purchaser, subject to the fulfillment on or prior to the Series B Closing Date of each of the following conditions:

         6.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made and shall be true and correct on and as of the Series B Closing Date with the same force and effect as if they had been made on and as of said date with such exceptions as are set forth in Exhibit C attached hereto, which shall be updated as of the Series B Closing Date.

         6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Series B Closing Date shall have been performed or complied with.

         6.3 Compliance Certificate. The Company shall have delivered to the Purchasers a certificate of the Company, executed by the President of the Company, dated the Series B Closing Date, and certifying, among other things, to the fulfillment of the conditions specified in Sections 6.1 and 6.2 of this Agreement.

         6.4 Fulfillment of Series B Milestones. The Company shall have achieved and completed all of the Series B Milestones as set forth in and determined (with regard to the achievement thereof) in accordance with Exhibit H attached hereto.

         6.5 Opinion of Company's Counsel. The Purchasers shall have received from Wilson Sonsini Goodrich & Rosati, counsel to the Company, an opinion addressed to them, dated the Series B Closing Date, in form and substance reasonably satisfactory to Purchasers and their special counsel.


                                    SECTION 7

      Conditions to the Obligations of Purchasers in each Series C Closing

         The Purchasers' obligations to purchase the Series C Preferred at each Series C Closing are, at the option of each Purchaser, subject to the fulfillment of the following conditions:

         7.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made and shall be true and correct on and as of each Series C Closing Date with the same force and effect as if they had been made on and as of said date with such exceptions as are set forth in Exhibit C attached hereto, which shall be updated as of each Series C Closing Date.

         7.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to each Series C Closing Date shall have been performed or complied with.

         7.3 Compliance Certificate. The Company shall have delivered to the Purchasers a certificate of the Company, executed by the President of the Company, dated each Series C Closing Date, and certifying, among other things, to the fulfillment of the conditions specified in Sections 7.1 and 7.2 of this Agreement.

         7.4 Certificate of Amendment. The Certificate of Amendment shall have been filed with the Secretary of State of the State of California.

         7.5 No Material Adverse Change. There shall have been no material adverse change in the Company's business or financial condition.

         7.6 Shareholder Rights Agreement. The Purchasers and the Company shall have executed the Shareholder Rights Agreement.

         7.7 Co-Sale Agreement. The Company and the Founders shall have entered into the Co-Sale Agreement with the Purchasers.

         7.8 Voting Agreement. The Company and the Founders shall have entered into the Voting Agreement with the Purchasers.

         7.9 Fulfillment of Series C Milestones. The Company shall have achieved and completed all of the Series C Milestones as set forth in and determined (with regard to the achievement thereof) in accordance with Exhibit H attached hereto.

         7.10 Opinion of Company's Counsel. The Purchasers shall have received from Wilson Sonsini Goodrich & Rosati, counsel to the Company, an opinion addressed to them, dated each Series C Closing Date, in form and substance reasonably satisfactory to Purchasers and their special counsel.


                                    SECTION 8

      Conditions to the Obligations of the Company in the Series A Closing

         The Company's obligation to sell and issue the Series A Preferred at the Series A Closing is, at the option of the Company, subject to the fulfillment as of the Series A Closing Date of the following conditions:

         8.1 Representations. With respect to each Purchaser, the representations made by such Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Series A Closing Date.

         8.2 Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

         8.3 Shareholder Rights Agreement. The Purchasers and the Company shall have entered into the Shareholder Rights Agreement.

         8.4 Legal Matters. All material matters of a legal nature which pertain to this Agreement and the transactions contemplated hereby, shall have been reasonably approved by counsel to the Company.


                                    SECTION 9

      Conditions to the Obligations of the Company in the Series B Closing

         The Company's obligation to sell and issue the Series B Preferred at the Series B Closing is, at the option of the Company, subject to the fulfillment as of the Series B Closing Date of the following conditions:

         9.1 Representations. With respect to each Purchaser, the representations made by such Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Series B Closing Date with such exceptions as are set forth in Exhibit C attached hereto, which shall be updated as of the Series B Closing Date.

         9.2 Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

         9.3 Legal Matters. All material matters of a legal nature which pertain to this Agreement and the transactions contemplated hereby, shall have been reasonably approved by counsel to the Company.

                                   SECTION 10

      Conditions to the Obligations of the Company in each Series C Closing

         The Company's obligation to sell and issue the Series C Preferred at each Series C Closing is, at the option of the Company, subject to the fulfillment as of each Series C Closing Date of the following conditions:

         10.1 Representations. With respect to each Purchaser, the representations made by such Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on each Series C Closing Date with such exceptions as are set forth in Exhibit C attached hereto, which shall be updated as of each Series C Closing Date.

         10.2 Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

         10.3 Shareholder Rights Agreement. The Purchasers and the Company shall have entered into the Shareholder Rights Agreement.

         10.4 Voting Agreement. The Company, the Founders and the Purchasers shall have executed the Voting Agreement.

         10.5 Legal Matters. All material matters of a legal nature which pertain to this Agreement and the transactions contemplated hereby, shall have been reasonably approved by counsel to the Company.


                                   SECTION 11

                                  Miscellaneous

         11.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California, without giving effect to the conflicts of laws principles thereof.

         11.2 Survival. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby.

         11.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto, provided, however, that the rights of a Purchaser to purchase Shares shall not be assignable without the consent of the Company.

         11.4 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof, including, but not limited to, the Prior Purchase Agreement. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought; provided, however, that holders of sixty-seven percent (67%) of the shares of Common Stock issued or issuable upon conversion of the outstanding Shares and (whether or not converted) not resold to the public may waive or amend, on behalf of all Purchasers, any provisions hereof, so long as the effect thereof will be that all such Purchasers and other holders of the Shares will be treated equally.

         11.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person by facsimile or by courier service or five days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Purchaser, at such Purchaser's address set forth in Exhibit A, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the

Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address and facsimile number set forth at the end of this Agreement and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Purchasers (with a copy to Judith M. O'Brien, Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304; facsimile: (650) 493-6811).

         11.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         11.7 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS AN EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, OR SUCH EXEMPTION BEING AVAILABLE.

         11.8 Expenses. The Company and the Purchasers shall each bear their own expenses and legal fees with respect to this Agreement and the transactions contemplated hereby; except that, upon the Series A Closing, the Company will pay at the Series A Closing the reasonable legal fees (up to a maximum of $10,000) and reasonable expenses upon receipt of a bill therefor, incurred by Venture Law Group, special counsel to the Purchasers.

         11.9 Finder's Fee. The Company and the Purchasers shall each indemnify and hold the other harmless from any liability for any commission or compensation in the nature of a finder's fee (including the costs, expenses and legal fees of defending against such liability) for which the Company or the Purchaser's, or any of their respective partners, employees, or representatives, as the case may be, is responsible.

         11.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         11.11 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         11.12 Gender. The use of the neuter gender herein shall be deemed to include the masculine and the feminine gender, if the context so requires.

         11.13 Headings. Headings and the table of contents in this Agreement are for reference purposes only and shall not be deemed to have an substantive effect.




                     [This space intentionally left blank.]

         The foregoing agreement is hereby executed as of the date first above written.

                                      "COMPANY"

                                      AVANEX CORPORATION
                                      a California corporation


                                      By: /s/ WILLIAM LANFRI
                                         --------------------------------------
                                         William Lanfri, Chief Executive Officer







       [Signature page to the First Amended and Restated Preferred Stock
                              Purchase Agreement]

                                      "PURCHASERS"

                                      SEQUOIA CAPITAL VII
                                      a California Limited Partnership
                                      SEQUOIA TECHNOLOGY PARTNERS VII
                                      a California Limited Partnership
                                      SQP 1997
                                      SEQUOIA 1997 LLC
                                      SEQUOIA INTERNATIONAL PARTNERS
                                      By:  SC VII-A Management, LLC
                                      A California Limited Liability Company


                                      By: /s/ MICHAEL GOGUEN
                                         --------------------------------------
                                         Managing Member


                                      CROSSPOINT VENTURE PARTNERS 1997


                                      By: /s/ SETH NEIMAN
                                         --------------------------------------
                                         Seth Neiman
                                         Partner




       [Signature page to the First Amended and Restated Preferred Stock
                              Purchase Agreement]

                                      WS INVESTMENT 98


                                      By: /s/ JUDITH M. O'BRIEN
                                         --------------------------------------
                                         Partner

                                      BRADFORD C. O'BRIEN AND JUDITH M. O'BRIEN,
                                      TRUSTEES OF THE O'BRIEN FAMILY TRUST U/D/T
                                      DATED 7/1/92


                                      By: /s/ JUDITH M. O'BRIEN
                                         --------------------------------------





       [Signature page to the First Amended and Restated Preferred Stock
                              Purchase Agreement]

                                      JAFCO CO., LTD.

                                      By: /s/ HITOSHI IMUTA
                                         --------------------------------------
                                         JAFCO America Ventures, Inc.
                                         Its Executive Partner

                                      JAFCO R-3 INVESTMENT ENTERPRISE
                                      PARTNERSHIP

                                      By: /s/ HITOSHI IMUTA
                                         --------------------------------------
                                         JAFCO America Ventures, Inc.
                                         Its Executive Partner

                                      JAFCO JS-3 INVESTMENT ENTERPRISE
                                      PARTNERSHIP

                                      By: /s/ HITOSHI IMUTA
                                         --------------------------------------
                                         JAFCO America Ventures, Inc.
                                         Its Executive Partner

                                      JAFCO G6-(A) INVESTMENT ENTERPRISE
                                      PARTNERSHIP

                                      By: /s/ HITOSHI IMUTA
                                         --------------------------------------
                                         JAFCO America Ventures, Inc.
                                         Its Executive Partner

                                      JAFCO G6-(B) INVESTMENT ENTERPRISE
                                      PARTNERSHIP

                                      By: /s/ HITOSHI IMUTA
                                         --------------------------------------
                                         JAFCO America Ventures, Inc.
                                         Its Executive Partner

                                      U.S. INFORMATION TECHNOLOGY No. 2
                                      INVESTMENT ENTERPRISE PARTNERSHIP

                                      By: /s/ HITOSHI IMUTA
                                         --------------------------------------
                                         JAFCO America Ventures, Inc.
                                         Its Executive Partner


                                      WILLIAM LANFRI
                                      /s/ WILLIAM LANFRI
                                      -----------------------------------------




       [Signature page to the First Amended and Restated Preferred Stock
                              Purchase Agreement]

                                      ROBERT HAWK

                                      /s/ ROBERT HAWK
                                      -----------------------------------------




       [Signature page to the First Amended and Restated Preferred Stock
                              Purchase Agreement]

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

                                SERIES A CLOSING

                                                                                   Amount of
                                               Aggregate            Cash        Cancellation of      Number
      Name of Purchaser                      Purchase Price        Amount            Debt           of Shares
      -----------------                     ---------------      ----------      -------------      ---------

Crosspoint Venture Partners 1997             $  334,500.00       $309,500.00        $25,000.00      1,500,000

JAFCO Co., Ltd.                              $   13,399.84                                             60,089

JAFCO R-3 Investment Enterprise              $   13,399.84                                             60,089
Partnership

JAFCO JS-3 Investment Enterprise             $   13,399.84                                             60,089
Partnership

JAFCO G6-(A) Investment Enterprise           $   13,399.84                                             60,089
Partnership

JAFCO G6-(B) Investment Enterprise           $   13,399.84                                             60,089
Partnership

U.S. Information Technology No. 2            $  267,500.76                                          1,199,555
Investment Enterprise Partnership

Sequoia Capital VII, a California            $  306,067.50       $281,067.50        $25,000.00      1,372,500
Limited Partnership

Sequoia Technology Partners VII, a           $   13,380.00                                             60,000
California Limited Partnership

SQP 1997                                     $    6,208.32                                             27,840

Sequoia 1997 LLC                             $    3,492.18                                             15,660

Sequoia International Partners               $    5,352.00                                             24,000

WS Investment 98                             $    5,589.94                                             25,067

Bradford C. O'Brien and Judith M.            $    1,117.90                                              5,013
O'Brien, Trustees of the O'Brien Family
Trust U/D/T
dated 7/1/92

TOTAL                                        $1,010,207.80                                          4,530,080
                                             =============                                          =========


                                SERIES B CLOSING

                                                          Aggregate                 Number
       Name of Purchaser                               Purchase Price              of Shares
       -----------------                               --------------              ---------

Crosspoint Venture Partners 1997                        $  834,000.00              2,085,000

JAFCO Co., Ltd.                                         $   33,443.20                 83,608

JAFCO R-3 Investment Enterprise Partnership             $   33,443.20                 83,608

JAFCO JS-3 Investment Enterprise Partnership            $   33,443.20                 83,608

JAFCO G6-(A) Investment Enterprise Partnership          $   33,443.20                 83,608

JAFCO G6-(B) Investment Enterprise Partnership          $   33,443.20                 83,608

U.S. Information Technology No. 2 Investment            $  666,784.00              1,666,960
Enterprise Partnership

Sequoia Capital VII, a California Limited               $  834,000.00              2,085,000
Partnership

Sequoia Technology Partners VII, a California
Limited Partnership

SQP 1997

Sequoia 1997 LLC

Sequoia International Partners

WS Investment 98                                        $   13,915.00                 34,787

Bradford C. O'Brien and Judith M. O'Brien,              $    2,782.80                  6,957
Trustees of the O'Brien Family Trust U/D/T
dated 7/1/92

TOTAL                                                   $2,518,697.80              6,296,744
                                                        =============              =========

                                SERIES C CLOSING

                                                         Aggregate                 Number
       Name of Purchaser                               Purchase Price             of Shares
       -----------------                               --------------             ---------

Crosspoint Venture Partners 1997                       $1,599,999.91              2,116,402

JAFCO Co., Ltd.                                        $  199,999.80                264,550

U.S. Information Technology No. 2 Investment           $  799,999.96              1,058,201
Enterprise Partnership

Sequoia Capital VII, a California Limited              $1,464,000.05              1,936,508
Partnership

Sequoia Technology Partners VII, a California          $   63,999.94                 84,656
Limited Partnership

SQP 1997                                               $   29,695.68                 39,280

Sequoia 1997 LLC                                       $   16,703.82                 22,095

Sequoia International Partners                         $   25,600.43                 33,863

WS Investment 98                                       $   30,494.77                 40,337

Bradford C. O'Brien and Judith M. O'Brien,             $    6,098.65                  8,067
Trustees of the O'Brien Family Trust U/D/T
dated 7/1/92

William Lanfri                                         $  296,352.00                392,000


TOTAL                                                  $4,532,945.01              5,995,959
                                                       -------------          -------------

                                    EXHIBIT B

              FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                    EXHIBIT C

                             SCHEDULE OF EXCEPTIONS

                                    EXHIBIT D

             FIRST AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT

                                    EXHIBIT E

                  FIRST AMENDED AND RESTATED CO-SALE AGREEMENT

                                    EXHIBIT F

                   FIRST AMENDED AND RESTATED VOTING AGREEMENT

                                    EXHIBIT G

               FORM OF OPINION OF WILSON SONSINI GOODRICH & ROSATI

                                    EXHIBIT H

              SERIES B PREFERRED AND SERIES C PREFERRED MILESTONES

                                    EXHIBIT I

                         CERTIFICATE OF AMENDMENT TO THE
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION